BANK BORROWINGS (Bank borrowings)	12 Months Ended
Dec. 31, 2012
Bank borrowings
BANK BORROWINGS
BANK BORROWINGS

14. BANK BORROWINGS

        In March 2010, the Group borrowed a bank loan with a principal of $544,758 (equivalent of RMB3.7 million) from a PRC commercial bank. The loan was repaid in March 2011. The annual interest rate is 6.37%. Mr. Dong Yu pledged his personal property for this loan.

        During May to December 2010, the Group borrowed bank loans with a total principal of $22,303,808 (equivalent of RMB151.3 million) from two PRC commercial banks on the condition that the loans would be invested in six specific films. These loans were fully repaid in 2011. The annual interest rate is from 5.94% to 6.97% and from 5.94% to 7.27% for the year ended December 31, 2010 and 2011, respectively. The loans were repaid on a first priority basis with the box office receipts from such films and personally guaranteed by the Company's principal shareholder, Mr. Dong Yu.

        During January to February 2011, the Group borrowed bank loans with a total principal of $2,584,254 (equivalent of RMB17 million) from a PRC commercial bank on the condition that the loans would be invested in a film. These loans were repaid in January and February 2012. The annual interest rate is from 6.97% to 7.87%. The loans were repaid on a first priority basis with the box office receipts from such film and personally guaranteed by the Company's principal shareholder, Mr. Dong Yu.

        In May 2011, the Group borrowed a bank loan with a principal of $3,077,586 (equivalent of RMB20 million) from a PRC commercial bank on the condition that the loan would be used for building cineplex. The loan was repaid in May 2012. The annual interest rate is from 6.31% to 6.56%. The loan is guaranteed by the Bona Culture and $4 million of the Company's term deposit.

        In August 2011, the Group borrowed a bank loan with a principal of $4,676,175 (equivalent of RMB30 million) from a PRC commercial bank on the condition that the loan would be invested in a film. $31,454 (equivalent of RMB0.2 million) of the loan was repaid in December 2011, and the remaining amount was repaid in April 2012. The annual interest rate is 7.32%. The loan was repaid on a first priority basis with the box office receipts from such film and guaranteed by the Company's principal shareholder, Mr. Dong Yu, and Zhejiang Bona.

        In December 2011, the Group borrowed a bank loan with a principal of $1,887,267 (equivalent of RMB12 million) from a PRC commercial bank on the condition that the loan would be invested in a TV series. The loan was repaid in December 2012. The annual interest rate is 7.87%. The loan is guaranteed by the Company's principal shareholder, Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex.

        During March to September 2011, the Group borrowed bank loans with a total principal of $77,152 (equivalent of RMB0.5 million) from PRC commercial banks on the condition that the loans would be used for daily operation. These loans were all repaid by October 11, 2011. The annual interest rate is from 6.44% to 6.71%.

        In January 2012, the Group borrowed a bank loan with a principal of $3,170,678 (equivalent of RMB20 million) from a PRC commercial bank on the condition that the loan would be invested in a TV series. The loan was repaid in December 2012. The annual interest rate is 7.87%. The loan was guaranteed by the Company's principal shareholder, Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex.

        During January and February 2012, the Group borrowed a bank loan with a principal of $976,922 (equivalent of RMB6,162,226) from a PRC commercial bank on the condition that the loan would be paid for the selling and marketing expenses of a specific film. The loan was repaid in April, 2012. The annual interest rate is 6.71%. The loan is guaranteed by the Company's principal shareholder, Mr. Dong Yu and Bona Film.

        In June 2012, the Group borrowed a bank loan with a principal of $16,990(equivalent of RMB107,557) from a PRC commercial bank on the condition that the loan would be paid for the selling and marketing expenses of a specific film. The loan was repaid in July 2012. The annual interest rate is 6.44%. The loan is guaranteed by the Company's principal shareholder, Mr. Dong Yu and Bona Film.

        In July 2012, the Group borrowed a bank loan with a principal of $7,872,032 (equivalent of RMB50 million) from a PRC commercial bank on the condition that the loan would be invested in a specific film. The loan is due on July 25, 2013. The annual interest rate is 7.20%. The loan is guaranteed by the Company's principal shareholder, Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex.

        During August and September 2012, the Group borrowed two bank loans with a total principal of $8,930,000 from a overseas commercial bank on the condition that the loan would be used for US dollar settlement. The annual interest rate is 3.18% and 3.19%, respectively. The loans are guaranteed by $9,446,439 (equivalent of RMB60 million) of the Company's term deposit. The Company repaid $4.465 million in December 2012. The remaining amount of the loan is due on September 7, 2013.

        During November to December 2012, the Group borrowed a bank loan with a principal of $8,008,072 (equivalent of RMB50 million) from a PRC commercial bank on the condition that the loan would be invested in a film. The annual interest rate is 6.15%. The loan is guaranteed by the Company's principal shareholder, Mr. Dong Yu and Zhejiang Bona.

        In December 2012, the Group borrowed a bank loan with a principal of $10,000,000 from an overseas commercial bank. The annual interest rate is 3.5%. The loan is secured and is guaranteed by Bona International. The Group agreed to certain financial covenants (among other covenants), including to maintain minimum cash assets of $5.0 million at all times during the term of the loan, as well as to maintain a ratio of maximum total funded debt to earnings before interest, tax, depreciation and amortization ("the "EBITDA Ratio") no greater than 3.8:1 (the "EBITDA Ratio Covenant") and a ratio of total liabilities to tangible net worth of no more than 2:1, in each case calculated using average quarterly figures based on the consolidated balance sheets of the Group for the most recent four quarters. Any failure to comply with such financial covenants (among other things) would constitute an event of default under the agreement. If the Group fails to timely remedy a curable event of default within the applicable cure period or obtain a waiver, the bank would have the right to accelerate the loan and charge a default rate of interest. Based on the average EBITDA Ratios for the four quarters ended December 31, 2012, which was 4.32, the Group was not in compliance with the EBITDA Ratio covenant, and this noncompliance constituted an event of default under the terms of the loan agreement. The bank has waived the event of default as of December 31, 2012 and March 31, 2013, and the Group does not expect the repayment of the loan will be accelerated within the 12 months following December 31, 2012. As a result, the loan is classified as long-term liability as of December 31, 2012.

        Changes in the balances of bank borrowings for the years ended December 31, 2011 and 2012 are as follows.

	2011	2012
Beginning balances as of January 1	22,012,560	12,561,806
Additional bank borrowings	12,302,434	38,974,694
Accrued interest	1,376,547	976,738
Payments of principal during the year	(22,566,691)	(21,142,272)
Payments of interest during the year	(1,379,854)	(967,100)
Exchange difference	816,810	163,848

Ending balances as of December 31	12,561,806	30,567,714

        Interest expenses accrued for loans were $592,349, $1,376,547 and $976,738 for years ended December 31, 2010, 2011 and 2012, respectively, in which $403,795, $1,081,178 and $586,841 were capitalized to production costs as of December 31, 2010, 2011 and 2012, respectively.